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Exhibit 10.11

THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT
AND FIRST AMENDMENT TO SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT,
WAIVER AND CONSENT

        THIS THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT AND FIRST AMENDMENT TO SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, WAIVER AND CONSENT (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is made as of June 30, 2008 and entered into by and among PROSPECT MEDICAL HOLDINGS, INC. ("Holdings") and PROSPECT MEDICAL GROUP, INC. ("Group" and, together with Holdings, the "Borrowers" and each, individually, a "Borrower"), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "First Lien Administrative Agent"), and the lenders party hereto (collectively, the "First Lien Lenders").

RECITALS

        A.    The Borrowers, the First Lien Lenders and the First Lien Administrative Agent have entered into that certain First Lien Credit Agreement dated as of August 8, 2007 (as amended, restated, supplemented or otherwise modified, the "First Lien Credit Agreement"), pursuant to which the First Lien Lenders have agreed to make the Loans (such term, together with each other capitalized term used in this Agreement but not defined in this Agreement, shall be defined in accordance with the Second Amendment (as described below) or, if not defined therein, in accordance with the First Lien Credit Agreement) and other extensions of credit, all upon the terms and conditions set forth in the First Lien Credit Agreement.

        B.    The Borrowers, the First Lien Administrative Agent and the First Lien Lenders have entered into that certain Second Amendment to First Lien Credit Agreement, Waiver and Consent dated as of May 15, 2008 (the "Second Amendment") pursuant to which, among other things, the First Lien Lenders and First Lien Administrative Agent consented to the Sale subject to the satisfaction of certain conditions precedent.

        C.    The Borrowers have requested that the First Lien Lenders and the First Lien Administrative Agent (i) amend the First Lien Credit Agreement in certain respects and (ii) amend the Second Amendment in certain respects.

        D.    Subject in each case to the terms and conditions hereof, the First Lien Administrative Agent and the First Lien Lenders are willing to grant the Borrowers' requests.

        E.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

        1.     Amendment to the First Lien Credit Agreement.    The definition of "Hedge Bank" set forth in Section 1.01 of the First Lien Credit Agreement is hereby amended and restated in its entirety to read as follows:

          " 'Hedge Bank' means (i) any Person that, at the time it enters into a Secured Hedge Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Secured Hedge Agreement and (ii) Bank of America, N.A., with respect to the transaction described in confirmation no. 2701049, dated May 18, 2007, with a trade date of May 16, 2007."

        2.     Amendment to the Second Amendment.    Subsection 2(d) of the Second Amendment is hereby amended and restated in its entirety to read as follows:

          " (d)  The Borrowers shall prepay the Term Loans under the First Lien Credit Agreement (which prepayment shall not be subject to any prepayment premium or other penalty) in an amount equal to one hundred percent (100%) of the Net Cash Proceeds (as defined in the First Lien Credit Agreement and including all severance and tail insurance premiums paid in connection with the sale) and equal to an amount reasonably satisfactory to the Required Lenders by directing the Buyers to remit the Net Cash Proceeds payable to the Borrowers in connection with the Sale directly to the First Lien Administrative Agent in accordance with wire transfer instructions to be provided thereby."

        3.     Effectiveness; Conditions Precedent.    This Agreement shall be effective when all of the conditions set forth in this Section shall have been satisfied in form and substance satisfactory to the First Lien Administrative Agent.

          (a)   The First Lien Administrative Agent shall have received duly executed counterparts of this Agreement from each of the Borrowers, the Guarantors, the First Lien Administrative Agent and the First Lien Lenders.

          (b)   The Borrowers shall have paid all professional fees and expenses of the First Lien Administrative Agent and the First Lien Lenders in connection with this Agreement, the Loan Documents and the transactions contemplated hereby (including all fees and expenses of Winston & Strawn LLP, in its capacity as counsel to the First Lien Administrative Agent) pursuant to wire transfer instructions to be provided by the First Lien Administrative Agent.

          (c)   The First Lien Administrative Agent shall have received a corresponding amendment to the Second Lien Credit Agreement, in form and substance substantially consistent with this Agreement (with such changes as are applicable only to the Second Lien Credit Agreement), duly executed by the Second Lien Administrative Agent, the Borrowers, each Guarantor and the Second Lien Lenders.

          (d)   The Borrowers shall be in compliance with their obligations under the Amendment Fee Letter.

          (e)   The First Lien Administrative Agent shall have received a duly executed side letter from the Borrowers in form and substance satisfactory to the First Lien Administrative Agent.

          (f)    The First Lien Administrative Agent shall have received such other instruments, documents and certificates as the First Lien Administrative Agent shall reasonably request in connection with the execution of this Agreement.

        4.     Representations and Warranties.    Each Loan Party hereby represents and warrants to the First Lien Administrative Agent and the First Lien Lenders that (a) each Loan Party has the legal power and authority to execute and deliver this Agreement; (b) the officers of each Loan Party executing this Agreement have been duly authorized to execute and deliver the same and bind each Loan Party with respect to the provisions hereof; (c) the execution and delivery hereof by each Loan Party and the performance and observance by each Loan Party of the provisions hereof do not violate or conflict with any organizational document of any Loan Party or any law applicable to any Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Loan Party; (d) no Default or Event of Default exists under the First Lien Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) no Loan Party is aware of any claim or offset against, or defense or counterclaim to, any Loan Party's obligations or liabilities under the First Lien Credit Agreement or any other Loan Document; (f) this Agreement and each document executed by each Loan Party in connection herewith constitute valid and binding obligations of the applicable Loan Party in every respect, enforceable in accordance with their terms; (g) no Loan Party has received a notice of default of any kind from any material account debtor or any counterparty to a Material Contract and no material account debtor or counterparty to a Material Contract has asserted any right of set-off, deduction or counterclaim with respect to any account or

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such Material Contract, respectively and (h) all representations and warranties made by each Borrower and contained in this Agreement, the First Lien Credit Agreement or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date.

        5.     Release.    Each Loan Party hereby waives and releases the First Lien Administrative Agent, each First Lien Lender and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries (each a "Releasee") from any and all claims, offsets, defenses and counterclaims, known and unknown, that any Loan Party may have as of the date of this Agreement based upon, relating to, or arising out of the Obligations and related transactions in any way. Each Loan Party intends the foregoing release to cover, encompass, release and extinguish, among other things, all claims and matters that might otherwise be reserved by California Civil Code Section 1542, which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

        6.     Covenant Not to Sue.    Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Loan Party pursuant to Section 5 above. If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

        7.     Loan Documents Unaffected.    Except as otherwise specifically provided herein, all provisions of the First Lien Credit Agreement (including without limitation, Section 1.01 thereof) and the other Loan Documents shall remain in full force and effect and be unaffected hereby. The parties hereto acknowledge and agree that this Agreement constitutes a "Loan Document" under the terms of the First Lien Credit Agreement.

        8.     Guarantor Acknowledgement.    Each Guarantor, by signing this Agreement:

          (a)   Consents and agrees to and acknowledges the terms of this Agreement, including, without limitation, the amendments to the First Lien Credit Agreement set forth herein.

          (b)   Acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor's obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

          (c)   Represents and warrants to the First Lien Administrative Agent and the First Lien Lenders that all representations and warranties made by such Guarantor and contained in this Agreement or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date.

          (d)   Acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the First Lien Credit Agreement or any other Loan Document to which such Guarantor is a party to consent to the terms of this Agreement and (ii) nothing in the First Lien Credit Agreement, this Agreement or

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  any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the First Lien Credit Agreement.

        9.     No Other Promises or Inducements.    There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement. This Agreement has been entered into by each Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither any Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to any Borrower or any Guarantor by the First Lien Administrative Agent. Each Borrower and each Guarantor agrees that the consideration received by the Borrowers under this Agreement has been actual and adequate.

        10.   No Course of Dealing.    Each Loan Party acknowledges and agrees that, (a) this Agreement is not intended to, nor shall it, establish any course of dealing between the Loan Parties, the First Lien Administrative Agent and the First Lien Lenders that is inconsistent with the express terms of the First Lien Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Loan Parties, the First Lien Administrative Agent and the First Lien Lenders prior to the date hereof, except as set forth herein, the First Lien Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the First Lien Credit Agreement, and (c) neither the First Lien Administrative Agent nor any First Lien Lender shall be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default. Nothing herein modifies the agreements among the First Lien Administrative Agent and the First Lien Lenders with respect to the exercise of their respective rights and remedies under the terms of the First Lien Credit Agreement.

        11.   No Waiver.    Each Loan Party acknowledges and agrees that (a) this Agreement shall not operate as a waiver of any right, power or remedy of the First Lien Administrative Agent or the First Lien Lenders under the First Lien Credit Agreement or any Loan Document, nor shall it constitute a continuing waiver at any time and (b) nothing herein shall be deemed to constitute a waiver of any Default or Event of Default and, except as expressly provided herein, nothing herein shall in any way prejudice the rights and remedies of the First Lien Administrative Agent or the First Lien Lenders under the First Lien Credit Agreement, any Loan Document or applicable law. In addition, the First Lien Administrative Agent shall have the right to waive any condition or conditions set forth in this Agreement, the First Lien Credit Agreement or any Loan Document, in its sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that the First Lien Administrative Agent may have against any Loan Party.

        12.   Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        13.   Entire Agreement.    This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

        14.   Counterparts.    This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

        15.   Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigned in accordance with Section 10.06 of the First Lien Credit Agreement.

        16.   Severability of Provisions; Captions; Attachments.    Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any

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provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof.

        17.   JURY TRIAL WAIVER.    EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date referenced in the first paragraph of this Agreement.

Accepted and Agreed:

PROSPECT MEDICAL HOLDINGS, INC.		PROSPECT MEDICAL GROUP, INC.

By:		By:
Name:	Samuel S. Lee	Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer	Title:	Chief Executive Officer

ALTA HOSPITALS SYSTEM, LLC, formerly known as PROSPECT HOSPITALS SYSTEM, LLC		NUESTRA FAMILIA MEDICAL GROUP, INC.

By:		By:
Name:	Samuel S. Lee	Name:	Jacob Y. Terner, M.D.
Title:	Manager	Title:	Secretary

PROMED HEALTH CARE ADMINISTRATORS PROMED HEALTH SERVICES COMPANY		SIERRA MEDICAL MANAGEMENT, INC. PROSPECT ADVANTAGE NETWORK, INC. PINNACLE HEALTH RESOURCES PROSPECT HOSPITAL ADVISORY SERVICES, INC.

By:		By:
Name:	Samuel S. Lee	Name:	Samuel S. Lee
Title:	Vice President	Title:	President and Chief Executive Officer

POMONA VALLEY MEDICAL GROUP, INC. UPLAND MEDICAL GROUP, A PROFESSIONAL MEDICAL CORPORATION

By:
Name:	Jacob Y. Terner, M.D.	Jacob Y. Terner, M.D., solely in his capacity
Title:	Vice President	as Pledgor

ALTA LOS ANGELES HOSPITALS, INC. ALTA HOLLYWOOD HOSPITALS, INC.		PROSPECT MEDICAL SYSTEMS, INC.

By:		By:
Name:	David Topper	Name:	Samuel S. Lee
Title:	Chief Executive Officer	Title:	Chairman of the Board

PROSPECT MEDICAL GROUP, INC.
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PEGASUS MEDICAL GROUP, INC.
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.
SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUP, INC.
STARCARE MEDICAL GROUP, INC.
GENESIS HEALTHCARE OF SOUTHERN CALIFORNIA, INC., A MEDICAL GROUP
PROSPECT PHYSICIAN ASSOCIATES, INC.

By:
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer

BANK OF AMERICA, N.A., in its capacity as First Lien Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a First Lien Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

QuickLinks

  Exhibit 10.11
THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT AND FIRST AMENDMENT TO SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, WAIVER AND CONSENT
RECITALS
AGREEMENT